FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

MILLS MUSIC TRUST

(Exact name of registrant as specified in its charter)

New York	000-02123	13-6183792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O HSBC Bank USA, N/A Corporate Trust Issuer Services 452 Fifth Avenue, New York, New York 10018-2706	10018-2076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-1349

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 18, 2025 Mills Music Trust issued a report to its Unit Holders containing computation details regarding, among other things, the payments it received in the fourth quarter of 2025. The full text of the report is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Quarterly Distribution Report, dated December 18, 2025 issued by the Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLS MUSIC TRUST

Date: December 18, 2025	By:	/s/ Garfield Barrett
Garfield Barrett Trust Officer of the Corporate Trustee HSBC Bank U.S.A, NA